Exhibit 99.2

12 - Week, Phase 1b Study of Pemvidutide in Overweight and Obese Subjects with Non - Alcoholic Fatty Liver Disease (NAFLD) — Topline Results NASDAQ: ALT Stephen Harrison, MD, Lead Investigator 14 September 2022

Forward - looking statements Safe - Harbor Statement This presentation has been prepared by Altimmune , Inc .. ("we," "us," "our," " Altimmune " or the "Company") and includes certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding the timing of clinical development and funding milestones for our clinical assets as well as statements relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, and the prospects for commercializing or selling any product or drug candidates .. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company may identify forward - looking statements .. The Company cautions that these forward - looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time .. Important factors that may cause actual results to differ materially from the results discussed in the forward looking statements or historical experience include risks and uncertainties, including risks relating to : potential impacts due to the COVID - 19 pandemic such as delays in regulatory review, manufacturing and supply chain interruptions, the ongoing conflict in Ukraine, adverse effects on healthcare systems and disruption of the global economy, the timing and reliability of the results of the studies relating to human safety and possible adverse effects resulting from the administration of the Company’s product candidates ; and, interpretation of the results of our clinical trials of the behavior of the Company’s product candidates as to how those product candidates may perform in future studies .. Further information on the factors and risks that could affect the Company's business, financial conditions and results of operations are contained in the Company’s filings with the U .. S .. Securities and Exchange Commission, including under the heading “Risk Factors” in the Company’s annual reports on Form 10 - K and quarterly reports on Form 10 - Q filed with the SEC, which are available at www .. sec .. gov .. The statements made herein speak only as of the date stated herein, and any forward - looking statements contained herein are based on assumptions that the Company believes to be reasonable as of this date .. The Company undertakes no obligation to update these statements as result of new information or future events .. 2

Pemvidutide[1]

Balanced (1:1) GLP-1:glucagon dual receptor agonist



COOH
EuPort™ domain
Weekly dosing, improved PK for improved GI tolerability
Glucagon specificity
GLP-1 specificity
Modified residue
Protease stability
Helix Stabilizer
Increased potency



Slows gastric emptying
↓ Food intake
GLP-1
Glucagon
↑ Insulin secretion
↓ Glucagon secretion
↑ β-cell mass/function

↑ Glucose, FGF21, bile acid production
↑ TG lipolysis, Fatty acid oxidation, ketogenesis
↓ Hepatic *de novo* lipogenesis
↑ LDL receptor activity (↓plasma LDL-C)
↑ Energy expenditure

[1]proposed INN

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altimmune

Pemvidutide Phase 1b NAFLD Trial Design • 94 subjects randomized 1:1:1:1 and dosed across 13 US sites to 1 of 4 treatment arms, stratified by the presence or absence of type 2 diabetes (T2D) • 12 - week, randomized, placebo - controlled study of pemvidutide in subjects with overweight/obesity and non - alcoholic fatty liver disease (NAFLD) 4 • No caloric restriction or lifestyle intervention Screening Randomization placebo weekly for 12 weeks 1.8 mg weekly for 12 weeks 2.4 mg weekly for 8 weeks 1.2 mg weekly for 12 weeks 1.2 1.8 0.6 1.8 4 - week titration

Study Population — Key Eligibility Criteria • Men and women, ages 18 - 65 years • BMI ≥ 28 kg/m 2 • NAFLD, defined as liver fat content (LFC) by MRI - PDFF ≥ 10% • Absence of significant fibrosis, defined as FibroScan ® LSM < 10kPa • Non - diabetes OR diabetes if: • Stable dose (≥ 3 months) metformin or SLGT - 2 therapy AND • No use of insulin, sulfonylureas, DPP - 4, GLP - 1 treatment • HbA1c < 9.5% • Alanine aminotransferase (ALT) and aspartate aminotransferase (AST) laboratory values ≤ 75 IU/mL 5

Study Endpoints Efficacy • Primary Endpoint: Reduction in liver fat content by MRI - PDFF • Key Secondary Endpoint: Percent (%) weight loss Safety • Adverse events (AEs) • Serious and severe AEs • AEs leading to discontinuation • GI tolerability • ALT elevations • Vital signs • Glycemic control (fasting glucose, HbA1c) 6

Characteristics of Study Participants

Characteristic		Treatment			
		Placebo (n = 24)	1.2 mg (n=23)	1.8 mg (n=23)	2.4 mg (n=24)
Age, years	mean (SD)	47.9 (14)	48.6 (11)	50.3 (9)	48.8 (8)
Gender	female, n (%)	14 (58.3%)	9 (39.1%)	12 (52.2%)	15 (62.5%)
Race	white, n (%)	21 (87.5%)	21 (91.3%)	20 (87.0%)	24 (100%)
	other, n (%)	3 (12.5%)	2 (8.7%)	3 (13.0%)	0 (0.0%)
Ethnicity	Hispanic, n (%)	14 (58.3%)	20 (87.0%)	19 (82.6%)	18 (75.0%)
	not Hispanic, n (%)	10 (41.7%)	3 (13.0%)	4 (17.4%)	6 (25.0%)
BMI, kg/m^2	mean (SD)	36.9 (4.7)	36.3 (5.6)	35.4 (3.9)	35.3 (5.0)
Body weight, kg	mean (SD)	105.1 (20.8)	102.4 (14.6)	98.9 (19.7)	98.2 (18.9)
Diabetes status	T2D, n (%)	6 (25.0%)	7 (30.4%)	7 (30.4%)	7 (33.3%)
Liver fat content (LFC), %	mean (SD)	23.8 (9.2)	21.6 (7.3)	21.8 (8.0)	20.2 (7.0)
ALT, IU/L	mean (SD)	39.5 (21.4)	32.4 (13.8)	36.4 (15.6)	37.8 (24.4)
Blood pressure, mm Hg	systolic, mean (SD)	122.8 (11.4)	129.0 (14.1)	123.2 (15.9)	125.9 (12.3)
	diastolic, mean (SD)	79.6 (6.0)	79.3 (9.1)	77.8 (9.7)	80.1 (8.6)
Total cholesterol, mg/dL	mean (SD)	181.4 (39.0)	186.9 (44.8)	200.0 (35.2)	182.2 (39.7)
LDL cholesterol, mg/dL	mean (SD)	100.0 (38.2)	100.2 (34.3)	116.6 (33.6)	101.3 (33.0)
Triglycerides, mg/dL	mean (SD)	169.3 (90.1)	224.9 (119.1)	192.2 (114.9)	220.0 (169.3)
HDL cholesterol, mg/dL	mean (SD)	47.5 (6.8)	42.6 (9.1)	47.0 (9.9)	45.3 (7.3)

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altimmune

8 Study Disposition 94 randomized and dosed Placebo n = 24 Pemvi 1.2 mg n = 23 Pemvi 1.8 mg n = 23 Pemvi 2.4 mg n = 24 Completed treatment n = 24 Completed treatment n = 21 Completed treatment n = 20 1 withdrawal consent 1 lost to follow - up 1 adverse event 3 withdrawal consent 1 lost to follow - up 1 adverse event 2 protocol deviations 1 non - compliance Completed treatment n = 18

Reduction in Liver Fat Content by MRI - PDFF at Week 12 9 Absolute Reduction Relative Reduction *** p < 0.001 vs. placebo, (ANCOVA)

10 Reduction in Liver Fat Content by MRI - PDFF at Week 12 — Responder Analyses * p < 0.05 *** p < 0.001 **** p < 0.0001 vs. placebo, (ANCOVA) 30% Reduction 50% Reduction Normalization (≤5% LFC)

ALT Reduction at Week 12 11 All Subjects Subjects w/ Baseline ALT ≥ 30 IU/L * p < 0.05 vs. placebo, (MMRM1) 1 Mixed Model Repeated Measures

Weight Loss at Week 12 — Efficacy Estimand 12 Non - diabetes Diabetes All Subjects * p < 0.05 ** p < 0.005 *** p < 0.001 vs. placebo, (MMRM)

13 Changes in Serum Lipids at Week 12 Characteristic Treatment Placebo (n = 24) 1.2 mg (n=21) 1.8 mg (n=18) 2.4 mg (n=20) % Change from baseline to Week 12 Total cholesterol, mean (SE) % - 5.9 (4.4) - 10.1 (4.7) - 9.0 (4.5) - 12.2 (5.1) LDL, mean (SE) % 4.2 (8.1) 1.2 (8.6) 2.7 (8.1) 0.5 (9.6) HDL, mean (SE) % - 5.3 (3.3) - 1.1 (3.5) - 9.7 (3.3) - 6.9 (3.8) Triglycerides , mean (SE) % - 18.7 (14.7) - 42.8 (15.6) - 33.7 (14.7) - 44.6 (16.8) ANCOVA model

Characteristic Treatment Placebo (n = 24) 1.2 mg (n=23) 1.8 mg (n=23) 2.4 mg (n=24) Severe AEs n (%) 0 (%) 0 (%) 0 (%) 0 (%) SAEs n (%) 0 (%) 0 (%) 0 (%) 0 (%) AEs leading to treatment discontinuation n (%) 0 (%) 0 (%) 1 (4.3%) 1 (4.2%) Nausea Mild n (%) 3 (12.5%) 3 (13.0%) 6 (26.1%) 6 (25.0%) Moderate n (%) 0 (0.0%) 1 (4.3%) 6 (26.1%) 3 (12.5%) Vomiting Mild n (%) 0 (0.0%) 3 (13.0%) 2 (8.7%) 2 (8.3%) Moderate n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Diarrhea Mild n (%) 4 (16.7%) 3 (13.0%) 5 (21.7%) 1 (4.2%) Moderate n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Constipation Mild n (%) 0 (0.0%) 3 (13.0%) 4 (17.4%) 1 (4.2%) Moderate n (%) 0 (0.0%) 1 (4.3%) 0 (0.0%) 0 (0.0%) 14 Safety Overview No clinically significant increases in ALT (defined as > 3x above ULN)

Blood Pressure and Heart Rate 15 Mean HR increases of 1 - 3 bpm compared to placebo Blood Pressure Weeks 1 - 12 Heart Rate Weeks 1 - 12 Mean systolic BP decreases of 6 - 10 mmHg compared to placebo Mean diastolic BP decreases of 3 - 7 mmHg compared to placebo

Glycemic Variables ─ Non - diabetes and Diabetes 16 Characteristic Treatment Placebo 1.2 mg 1.8 mg 2.4 mg NON - DIABETES N=18 N=16 N=16 N=17 Fasting glucose Baseline, mg/dL mean (SD) 99.9 (13.6) 99.4 (12.4) 95.1 (10.3) 97.9 (13.6) Week 12, mg/dL mean (SD) 101.6 (16.7) 99.5 (12.5) 96.0 (10.8) 100.1 (11.0) HbA1c Baseline, % mean (SD) 5.8 (0.2) 5.7 (0.3) 5.7 (0.3) 5.6 (0.4) Week 12, % mean (SD) 5.8 (0.2) 5.9 (0.4) 5.6 (0.4) 5.8 (0.3) DIABETES N=6 N=7 N=7 N=7 Fasting glucose Baseline, mg/dL mean (SD) 114.0 (18.1) 124.4 (26.1) 117.3 (34.7) 166.1 (49.6) Week 12, mg/dL mean (SD) 128.5 (33.9) 118.4 (36.8) 135.9 (65.5) 129.9 (52.6) HbA1c Baseline, % mean (SD) 6.2 (0.6) 6.6 (1.4) 6.4 (0.5) 7.5 (1.3) Week 12, % mean (SD) 6.3 (0.8) 6.4 (1.6) 6.9 (1.5) 7.7 (1.2)

Summary and Conclusions • Robust (>68%) relative liver fat reductions at 12 weeks, better than or equal to the effects of other leading NASH candidates • Significant reductions in serum ALT point to potent effects in NASH clinical trials • Non - diabetes — placebo - adjusted weight loss (4.7%) at Week 12 • Diabetes — placebo - adjusted weight loss (3.9%) at Week 12 Liver fat reduction Weight loss • No severe or serious AEs and low rates of AEs leading to treatment discontinuations • Well - tolerated without the need for dose titration, consistent with prior experience • No clinically significant ALT elevations • Glycemic control maintained Safety and tolerability 17

NASDAQ: ALT Questions pertaining to this presentation: Rich Eisenstadt, CFO reisenstadt@altimmune.com